UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 Technology Drive, Suite 150

Irvine, California 92618

(Address of principal executive offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 7, 2020, the U.S. International Trade Commission (“ITC”) issued a Notice of the Commission’s Final Determination regarding its Investigation (No. 337-TA-1089) of SK hynix LRDIMM enterprise memory products. This Final Determination relates to Netlist, Inc.'s second action in the ITC against SK hynix related to these products. The Notice stated that the ITC finds no violation of section 337 of the Tariff Act of 1930, as amended and that the investigation is therefore terminated.

Marc Frechette, Netlist's Chief Licensing Officer commented, "Netlist is disappointed with the Final Determination and does not agree with the Commission’s decision to overrule the Administrative Law Judge’s findings issued in the Notice of Initial Determination.  Netlist plans to appeal this ruling and will continue to pursue its pending case against SK hynix for patent infringement, in the U.S. District Court for the Western District of Texas, with vigor.”

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on Netlist’s expectations and are subject to numerous risks and uncertainties. Forward-looking statements are typically identified by using words such as “plan,” “anticipate,” “estimate,” “project,” “intend,” “believe,” “will” and similar expressions.

Although Netlist’s management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Netlist does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Dated: April 8, 2020	By:	/s/ Gail M. Sasaki
Gail M. Sasaki Vice President and Chief Financial Officer

3